                                                                   Exhibit 10.22

                                PLEDGE AGREEMENT

                  PLEDGE AGREEMENT dated as of May 21, 1998 between LIONBRIDGE TECHNOLOGIES HOLDINGS, INC., a Delaware corporation (the "COMPANY") and SILICON VALLEY BANK (the "BANK").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the Loan Agreement dated as of September 26, 1997 among Lionbridge Technologies Holdings B.V. and Lionbridge Technologies B.V., each a Netherlands corporation (together, the "BORROWERS") and the Bank (the "ORIGINAL LOAN AGREEMENT"), the Bank agreed, subject to the terms and conditions thereof, to make credit extensions to the Borrowers to be evidenced by their promissory note payable to the order of the Bank, also dated September 26, 1997 (the "ORIGINAL NOTE");

                  WHEREAS, the Borrowers wish to enter into a Loan Document Modification Agreement of even date amending the Original Loan Agreement (the Original Loan Agreement as so amended, and as the same may hereafter be further amended, modified, supplemented, extended or restated from time to time, the "LOAN AGREEMENT") pursuant to which they will issue to the Bank an Amended and Restated Note of even date herewith in the original principal amount of $8,000,000 (as the same may hereafter be amended, modified, increased, supplemented, extended or restated from time to time, the "NOTE");

                  WHEREAS, the Company is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by Japanese Language Services, Inc., a Massachusetts corporation (the "ISSUER");

                  WHEREAS, in order to induce the Bank to enter into the Loan Document Modification Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (which is hereafter defined and which includes the Pledged Stock) to secure obligations under the Loan Agreement, including, without limitation, obligations under the promissory note by the Borrowers to the Bank issued pursuant to the Loan Agreement;

                  WHEREAS, the Company is the registered and beneficial owner of approximately 39.6% of the outstanding capital stock of Lionbridge Technologies Holdings B.V. which in turn is the registered owner of all the outstanding capital stock of Lionbridge Technologies, B.V. and as a consequence the Company and the Issuer will derive benefit from the Bank's agreement to make credit extensions to the Borrowers;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Terms defined in the Loan Agreement and not otherwise defined herein (including, without limitation, the terms "Event of Default", "Governmental Authority", "Lien" and "Loan Documents") have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:


                  "COLLATERAL" means the Pledged Stock and all Proceeds.



                  "PLEDGE AGREEMENT" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

                 "PLEDGED STOCK" means the shares of capital stock of the Issuer listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by the Issuer to the Company in respect of the Pledged Stock while this Pledge Agreement is in effect.

                 "PROCEEDS" means all "proceeds" as such term is defined in
         Section 9-306 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

                  "SECURED OBLIGATIONS" means all obligations of the Borrowers to the Bank, whether such obligations are now existing or hereafter incurred or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including, without limitation, (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrowers) on any advance to the Borrowers under the Loan Agreement or the Note; (b) all other amounts (including, without limitation, any fees or expenses) payable by the Borrowers under the Loan Agreement, the Note or any other Loan Document; (c) all amounts payable to the Bank in connection with the issuance of any letter of credit by the Bank for the account of the Borrowers or any drawing thereunder, including without limitation, any reimbursement obligation and letter of credit fees payable under any letter of credit application or reimbursement agreement executed by the Borrowers in connection with any such letter of credit; (d) all amounts payable by the Borrowers hereunder; and (e) any renewals, refinancings or extensions of any of the foregoing.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in The Commonwealth of Massachusetts.

2. PLEDGE; GRANT OF SECURITY INTEREST. The Company hereby delivers to the Bank all the Pledged Stock and hereby grants to the Bank a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

3. STOCK POWERS. Concurrently with the delivery to the Bank of each certificate representing one or more shares of the Pledged Stock, the Company shall deliver an undated stock power covering such certificate, duly executed in blank with, if the Bank so requests, signature guaranteed.

4. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that:

a. the Company has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

b. this Pledge Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

c. the execution, delivery and performance of this Pledge Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Company and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Company pursuant to any Requirement of Law or Contractual Obligation of the Company, except as contemplated hereby;

d. no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Company or the Issuer), is required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement;

e. no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby;

f. the shares of Pledged Stock listed on SCHEDULE I constitute all the issued and outstanding shares of all classes of the capital stock of the Issuer;

g. all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

h. the Company is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on SCHEDULE I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

i. upon delivery to the Bank of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Company and any Persons purporting to purchase any Collateral from the Company.

5. COVENANTS. The Company covenants and agrees with the Bank that, from and after the date of this Pledge Agreement until the Secured Obligations are paid in full and the Commitment is terminated:

                  a. If the Company shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Company shall accept the same as the Bank's agent, hold the same in trust for the Bank and deliver the same forthwith to the Bank in the exact form received, duly indorsed by the Company to the Bank, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Bank so requests, signature guaranteed, to be held by the Bank hereunder as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Bank to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Bank to be held by it, subject to the terms hereof, as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Company, the Company shall, until such money or property is paid or delivered to the Bank, hold such money or property in trust for the Bank, segregated from other funds of the Company, as additional collateral security for the Secured Obligations.

                  b. Without the prior written consent of the Bank, the Company will not (i) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of the Issuer, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Company will defend the right, title and interest of the Bank in and to the Collateral against the claims and demands of all Persons whomsoever.

                  c. At any time and from time to time, upon the written request of the Bank, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Bank may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Bank, duly endorsed in a manner satisfactory to the Bank, to be held as Collateral pursuant to this Pledge Agreement.

                  d. The Company agrees to pay, and to save the Bank harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Bank shall have given notice to the Company of the Bank's intent to exercise its corresponding rights pursuant to PARAGRAPH 7 below, the Company shall be permitted to receive all cash dividends paid in the normal course of business of the Issuer and consistent with past practice, to the extent permitted in the Loan Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in the Bank's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Pledge Agreement, the Loan Agreement, the Note or any other Loan Document.

7. RIGHTS OF THE BANK. If an Event of Default shall occur and be continuing and the Bank shall give notice of its intent to exercise such rights to the Company:
(i) the Bank shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in such order as it may determine, and (ii) all shares of the Pledged Stock shall be registered in the name of the Bank or its nominee, and the Bank or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Company or the Bank of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Bank shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  a. The rights of the Bank hereunder shall not be conditioned or contingent upon the pursuit by the Bank of any right or remedy against the Issuer or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Bank shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

8. REMEDIES. If an Event of Default shall occur and be continuing, the Bank may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Bank, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company, the Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Bank or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale or sales, and to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived or released. The Bank shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Bank hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Bank may elect, and only after such application and after the payment by the Bank of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Bank account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Bank arising out of the exercise by the Bank of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Bank to collect such deficiency. The Company further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the UCC.

9. PRIVATE SALES.

                  a. The Company recognizes that the Bank may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Bank than if such sale were a public sale. The Bank shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

                  b. The Company further agrees to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock pursuant to this PARAGRAPH 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Company further agrees that a breach of any of the covenants contained in this PARAGRAPH 9 will cause irreparable injury to the Bank, that the Bank has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this PARAGRAPH 9 shall be specifically enforceable against the Company, and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Loan Agreement.

10. NO SUBROGATION. Notwithstanding any payment or payments made by the Company hereunder, or any setoff or application of funds of the Company by the Bank, or the receipt of any amounts by the Bank with respect to any of the Collateral, the Company shall not be entitled to be subrogated to any of the rights of the Bank against the Issuer or against any other collateral security held by the Bank for the payment of the Secured Obligations, nor shall the Company seek any reimbursement from the Issuer in respect of payments made by the Company in connection with the Collateral, or amounts realized by the Bank in connection with the Collateral, until all amounts owing to the Bank by the Issuer on account of the Secured Obligations are paid in full and the Commitment is terminated. If any amount shall be paid to the Company on account of such subrogation rights at any time when all of the Secured Obligations shall not have been paid in full, such amount shall be held by the Company in trust for the Bank, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Bank in the exact form received by the Company (duly indorsed by the Company to the Bank, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as the Bank may determine.

11. AMENDMENTS, ETC. WITH RESPECT TO THE SECURED OBLIGATIONS. The Company shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Secured

Obligations made by the Bank may be rescinded by the Bank, and any of the Secured Obligations continued, and the Secured Obligations, or the liability of the Issuer or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Bank, and the Loan Agreement, the Note and any other Loan Document may be amended, modified, supplemented or terminated, in whole or in part, as the Bank may deem advisable from time to time, and any guarantee, right of offset or other collateral at any time held by the Bank for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. The Bank shall have no obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Bank upon this Pledge Agreement; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Issuer, the Company and the Bank shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Issuer or the Company with respect to the Secured Obligations.

12. LIMITATION ON DUTIES REGARDING COLLATERAL. The Bank's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Bank deals with similar securities and property for its own account. Neither the Bank nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise.

13. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

14. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15. PARAGRAPH HEADINGS. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

16. NO WAIVER; CUMULATIVE REMEDIES. The Bank shall not by any act (except by a written instrument pursuant to PARAGRAPH 17 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

 17. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Bank, PROVIDED that any provision of this Pledge Agreement may be waived by the Bank in a letter or agreement executed by the Bank or by facsimile transmission from the Bank. This Pledge Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Bank and its successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of The Commonwealth of Massachusetts.

18. NOTICES. Notices by the Bank to the Company or the Issuer may be given by mail or by facsimile transmission, addressed or transmitted to the Company or the Issuer at its address or transmission number set forth under its signature below and shall be effective (a) in the case of mail, two days after deposit in the postal system, first class postage pre-paid and (b) in the case of facsimile notices, when electronic confirmation of receipt is received. The Company and the Issuer may change their respective address and transmission numbers by written notice to the Bank.

19. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. The Company hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Bank in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Company, and the Company agrees that the Issuer shall be fully protected in so complying.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                                    LIONBRIDGE TECHNOLOGIES
                                                      HOLDINGS, INC.


                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title:

                                                     SILICON VALLEY BANK


                                                     By:
                                                        ------------------------
                                                     Name:  Andrew H. Tsao
                                                     Title:  Vice President

                           ACKNOWLEDGMENT AND CONSENT


                  The Issuer referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Bank promptly in writing of the occurrence of any of the events described in PARAGRAPH 5(A) of the Pledge Agreement. The Issuer further agrees that the terms of PARAGRAPH 9(C) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of PARAGRAPH 9 of the Pledge Agreement.


                                             JAPANESE LANGUAGE SERVICES, INC.



                                              By:
                                                 ---------------------------
                                              Name:
                                              Title:


                                              Address for Notices:

                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------
                                              ----------------------------------

                                                                      SCHEDULE 1
                                                                      To Pledge
                                                                      Agreement
                                                                      ---------



                          DESCRIPTION OF PLEDGED STOCK


                                                                   Stock
                                  Class of                      Certificate                             No. of
Issuer                            Stock */                          No.                                 Shares
------                            --------                          ---                                 ------


Japanese Language                                                    15                                 97,500
   Services, Inc.



















*/   Common unless otherwise indicated.